UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2022

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 - 10801 Thornmint Rd.
 San Diego, California, United States 92127
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 648-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment (this "Amendment") to Live Current Media Inc.'s (the "Company") Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 9, 2023 (the "Original 8-K") is being filed by the Company to amend and supplement the Original 8-K to provide certain financial information required by Item 9.01 of Form 8-K, which is permitted to be included as an amendment to the Original 8-K.  Except as set forth herein, no other amendments to the Original 8-K are being made by this Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses or Funds Acquired

The audited consolidated financial statements of Guru Experience Co. (“Guru”) as of and for the years ended December 31, 2021 and December 31, 2020, and the unaudited consolidated financial statements for the nine month periods ended September 30, 2022 and September 30, 2021, and the accompanying notes thereto, are attached as exhibits to this Amendment.

(b) Pro Forma Financial Information

The unaudited combined pro forma financial information for the Company for the nine month period ended September 30, 2022 and as of and for the year ended December 31, 2021 giving effect to the acquisition of Guru is attached as an exhibit to this Amendment.

(d) Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit

10.1	Agreement and Plan of Reorganization dated November 23, 2022 between and among Guru Experience Co. ("Guru"), Live Current Media Inc., Guru Acquisition Inc. and certain stockholders of Guru.(1)

10.2	Note Cancellation Agreement dated November 23, 2022 between and among Guru Experience, Co. ("Guru"), Live Current Media, Inc. and certain note holders of Guru.(1)

23.1	Consent of Weinberg & Company, P.A.

99.1	News Release dated November 24, 2022.(1)

99.2	Audited Consolidated Financial Statements of Guru Experience Co. as of and for the years ended December 31, 2021 and December 31, 2020.

99.3	Unaudited Condensed Consolidated Financial Statements of Guru Experience Co. as of and for the three month and nine month periods ended September 30, 2022 and September 30, 2021.

99.4	Unaudited pro forma combined financial information for Live Current Media Inc. for the three month and nine month period ended September 30, 2022 and as of and for the year ended December 31, 2021, giving effect to the acquisition of Guru Experience Co.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)  Filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on January 9, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

Date: February 13, 2023
	By:	/s/ Steve Smith
Steve Smith
Chief Financial Officer